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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS'

The Board of Directors
Alliance Gaming Corporation

We consent to the use of our report incorporated herein by reference.



                              KPMG Peat Marwick LLP

Las Vegas, Nevada
August 20, 1997